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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 1, 1998

                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)

         0-21168                                          13-3253392
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 (Commission File Number)                 (IRS Employer Identification Number)

                 5 East 80th Street, New York, New York 10021
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (212) 717-6544

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 1, 1998, Chromatics Color Sciences International (the "Company") engaged BDO Seidman LLP ("BDO") as the principal accountant to audit the Company's financial statements.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the date of BDO's engagement neither the Company nor any person on the Company's behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was a subject of disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits:

                  99. Chromatics Color Sciences International, Inc. Press Release, dated May 1, 1998.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                                By: /s/ Darby S. Macfarlane
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                                Name:   Darby S. Macfarlane
                                Title:  Chief Executive Officer
Date:  May 1, 1998

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                                 EXHIBIT INDEX

Document                                                             Page Number

99.  Chromatics Color Sciences International, Inc. Press Release
     dated  May 1, 1998                                                    5

                                      4